AMEX: MSL
Howe Barnes, Hoefer & Arnett
August 19-20, 2008
__________________________________________________________________________________________________________
C.R. “Rusty” Cloutier
President & Chief Executive Officer
J. Eustis Corrigan, Jr.
Senior Executive Vice President and Chief Financial Officer

The Private Securities Litigation Act of 1995 provides a safe harbor for disclosure of information about a company’s anticipated future financial performance. This act protects a company from unwarranted litigation if actual results differ from management expectations. This discussion and analysis reflects management’s current views and estimates of future economic circumstances, industry conditions, MidSouth’s performance and financial results. A number of factors and uncertainties could cause actual results to differ from the anticipated results and expectations expressed in the discussion.

Growth-oriented, bank holding company
Headquarters: Lafayette, Louisiana
Employees: 425 ● Locations: 35 ● ATMs: 170+
Market Statistics as of June 30, 2008:

➢ Total Assets: $938 Million
 ➢ Market Cap: $109.3 Million
 ➢ Stated Book Value: $10.54 (168%) ● Tangible Book Value: $9.08 (195%)
 ➢ Shares Outstanding: 6.62 Million
 ➢ Insider Ownership: 35.3% ● Institutional Ownership: 7.4%
Corporate Profile

Corporate Profile
CORPORATE HISTORY
 1985 - Chartered as a National Bank
 1987 - Acquired Breaux Bridge Bank & Trust (LA)
 1989 - Acquired Commerce & Energy Bank (LA)
 1993 - Listed on AMEX: MSL
 1995 - Acquired Sugarland State Bank (LA)
 2004 - Acquired Lamar Bank (Beaumont, TX)
 2008 - Merged MidSouth Bank Texas (f/k/a Lamar Bank) into MidSouth
  Bank, N.A.
BUSINESS FUNDAMENTALS
 • Small business focus supported by retail and commercial funding
 • Experienced leadership
 • Entrepreneurial management style
 • Organic growth
 • Quality relationships and dedication to customer service

Corporate Profile
Reasons to Invest in MidSouth Bancorp
 • Strategically positioned in attractive markets
 • Liquid, well-fortified balance sheet
 • Solid core deposit base
 • Experienced senior management and board
 • Strong capital position

Financial Performance
Earnings Results
2Q08
2Q07
YOY Δ
1Q08
LQ Δ
Net Interest Income
9,839
9,237
6.5%
9,274
6.1%
Loan Loss Provision
855
350
144.3%
1,200
-28.8%
Total Non-Interest Income
3,804
3,690
3.1%
3,587
6.0%
Total Non-Interest Expense
11,093
9,245
20.0%
10,293
7.8%
Income Tax Expense
277
837
-66.9%
169
63.9%
Net Income
1,418
2,495
-43.2%
1,199
18.3%
E.P.S. (diluted)
$0.21
$0.38
-44.7%
$0.18
16.7%

Financial Performance
Balance Sheet Position
2Q08
2Q07
YOY Δ
1Q08
LQ Δ
Total Loans
567,087
545,447
4.0%
569,745
-0.47%
Premises and Equipment
40,375
33,477
20.6%
39,967
1.02%
Total Assets
937,857
824,026
13.8%
937,030
0.09%
Total Deposits
810,083
716,892
13.0%
818,004
-0.97%
Total Shareholders' Equity
69,773
62,697
11.3%
70,331
-0.79%

10.00%
9.50%
9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
8.63%
8.72%
8.68%
8.44%
8.01%
2Q07
3Q07
4Q07
1Q08
2Q08

Financial Performance
Sound Capital
Levels
▪ Company is well
 capitalized
▪ Current uses of
 capital:
 - organic growth
 - stock buyback
 - acquisitions
Leverage Ratio

10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.21%
5.16%
5.16%
4.88%
4.78%
2Q07
3Q07
4Q07
1Q08
2Q08
Avg Yield on Loans
Avg Yield on Int Bearing Dep
Net Interest Margin

Yields
▪ NIM remains near
 the top of peer group
▪ Asset-sensitive
▪ Active management
 of Loan/Deposit
 Pricing
▪ Focus on deposit mix
Financial Performance

Financial Performance
Credit Quality
2Q07
1Q08
2Q08
LQ Δ
Allowance as a % of TTL Loans
0.95%
1.08%
1.11%
3 bps
NPA's to Total Assets
0.21%
0.49%
0.37%
-12 bps
Net YTD Charge-offs to TTL Loans
0.05%
0.48%
0.44%
-4 bps
• Non-accrual loans totaled $2.4 million, of which $685,000 is residential construction, $676,000 is owner-occupied CRE and $652,000 is C&I.
• Charge-offs were primarily due to $478,000 in fraudulent activity related to indirect auto loans, $545,000 in C&I, and $240,000 in residential construction loans.

5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.21%
0.22%
0.35%
0.49%
0.37%
2Q07
3Q07
4Q07
1Q08
2Q08
NonPerforming Assets
NPAs to Total Assets

Asset
Quality
▪ Engaged & Focused
 on Regional
 Economies
▪ Experienced and
 Accomplished
 Management &
 Board
Financial Performance

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
13.9%
34.1%
36.9%
15.1%
15.3%
36.1%
33.3%
15.3%
11.6%
33.8%
38.9%
15.7%
2Q07
1Q08
2Q08
Consumer
Real Estate
Commercial
Construction

Financial Performance
Loan Mix
▪ Diversified Loan
 Portfolio:
 Industry &
 Geography
 - Mining 11%
 - Construction 11%
 - Services 22%

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
19.9%
8.4%
8.0%
39.1%
24.6%
19.7%
8.4%
9.8%
39.6%
22.5%
19.2%
8.4%
9.0%
40.9%
22.5%
2Q07
1Q08
2Q08
NOW & Other
Time < $100
Time > $100
Money Mkt/Savings
Noninterest Bearing

Financial Performance
Deposit Mix
▪ Strong & Stable
 Core Funding
 Source
▪ Maintaining Solid
 Non-Interest
 Bearing Base
▪ Regional
 Economies
 Affecting Deposit
 Levels

850,000
750,000
650,000
550,000
450,000
350,000
250,000
80%
78%
76%
74%
72%
70%
68%
66%
64%
76%
77%
78%
70%
70%
2Q07
3Q07
4Q07
1Q08
2Q08
Total Loans
Total Deposits
Loan to Deposit Ratio

Core Funding
▪ Funding Capacity
▪ Challenging
 Markets
▪ Loan Growth
 Suppressed by
 Customer Liquidity
Financial Performance

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
71%
29%
71%
29%
65%
35%
2Q07
1Q08
2Q08
Investments and Cash
Loans

Earning
Asset Mix
Tax Equivalent
Yield - Securities
• 4.92%- 2Q08
• 5.04%- 2Q07
Financial Performance
5.07%
4.74%
4.08%
9.12%
8.48%
7.99%

40
35
30
25
20
15
10
5
0
19
25
28
29
34
35
2003
2004
2005
2006
2007
2008

Franchise Expansion
2008 Locations
• Aggressive branch and franchise expansion plan
• Number of employees nearly doubled in 5 years
• Well-positioned in attractive markets

San Augustine
Sabine
Leon
Houston
Angelina
Robertson
Madison
Trinity
Brazos
Walker
Polk
Tyler
Jasper
Newton
Grimes
Burleson
San Jacinto
Montgomery
Hardin
Washington
Liberty
Orange
Austin
Waller
Harris
Jefferson
Chambers
Colorado
Fort Bend
Galveston
Wharton
Brazoria
10
Calcasieu
Jefferson Davis
St. Landry
St. Martin
St. Mary
East Baton Rouge
Terrebonne
Lafourche

Current Market Footprint
• Strategically Located along I-10, I-49
 and Hwy 90 Corridors
49

San Augustine
Sabine
Leon
Houston
Angelina
Robertson
Madison
Trinity
Polk
Tyler
Jasper
Newton
Walker
Grimes
San Jacinto
Burleson
Brazos
Montgomery
Washington
Hardin
Liberty
Orange
Harris
Jefferson
Austin
Waller
Chambers
Colorado
Fort Bend
Galveston
Wharton
Brazoria
Calcasieu
Jefferson Davis
St. Landry
East Baton Rouge
St. Martin
Iberia
St. Mary
Terrebonne
Lafourche

3.3
3.8
4.2
5.8
3.6
3.3
4.2
3.5
3.2
2.7
3.3
3.6
2.7
2.7
Market Employment
• Unemployment Rates significantly below national
• Sustained job growth
Source: Bureau of Economic Analysis

MSA Economic Profile
Lake Charles MSA
(92,900 non-farm jobs)
Regional President: John Nichols
4 locations
● In Top 5 fastest growing MSA in the U.S.
● Projected 2,800 new jobs over 2008-09.
● Fully recovered from Hurricane Rita and
now setting record levels of employment.
● 3 dominant industries: Petrochemical,
Gambling and Aircraft Repair.
Unemployment Rate: 3.6%
Source: La. Economic Outlook: 2008 and 2009/Bureau of Economic Analysis

MSA Economic Profile
Lafayette MSA
(152,200 non-farm jobs)
Regional Presidents:
 Central LA- Glenn Decou
 9 locations
 Rural LA- Irving Boudreaux
 7 locations
● Projected 6,300 new jobs over 2008-09.
● Third fastest growing MSA in Louisiana.
● High concentration of firms associated
with oil and gas extraction industry.
● Home of the nation’s largest jewelry
settings manufacturer.
Unemployment Rate: 2.8%
Source: La. Economic Outlook: 2008 and 2009/Bureau of Economic Analysis

MSA Economic Profile
Baton Rouge MSA
(374,000 non-farm jobs)
Regional President: Jim Greely
3 locations
● Projected 14,800 new jobs over 2008-09.
● Home of two major universities - LSU
and Southern University, the State Capitol,
and the country’s second largest refinery.
● Incurred over 35,000 permanent new
residents as a result of Hurricane Katrina.
● Over $5 billion in construction projects
either underway or planned for this region.
Unemployment Rate: 3.6%
Source: La. Economic Outlook: 2008 and 2009/Bureau of Economic Analysis

MSA Economic Profile
Houma MSA
(96,800 non-farm jobs)
Regional President: Troy Cloutier
4 locations
● In Top 5 fastest growing MSA in the U.S.
and fastest growing in Louisiana.
● Projected 5,200 new jobs over 2008-09.
● Significant shipbuilding and fabrication
sector which benefits from the rebuild effort
of the offshore energy infrastructure.
● $1.3 billion highway improvements on
LA 1 to improve infrastructure near Port
Fourchon.
Unemployment Rate: 3.6%
Source: La. Economic Outlook: 2008 and 2009/Bureau of Economic Analysis

San Jacinto
Montgomery
Liberty
Hardin
Orange
Jefferson
Austin
Waller
Harris
Chambers
Fort Bend
Galveston

East Texas Economic Profile
Houston MSA
(2,619,300 non-farm jobs)
Regional President: Ron Reed
7 locations
● The Houston MSA’s job growth was #1
among the 12 largest MSAs in the country,
adding 54,100 jobs from June 2007 to June
2008.
● Houston’s non-farm employment rose
2.1% compared to a 0.1 % decline
nationwide.
● Houston’s MSA outpaced the nation’s
year-over-year percent change in
employment in 10 of the 11 industry
supersectors.
Source: US Bureau of Labor Statistics

Percent change
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
-6.0
-8.0
United States
Houston MSA
-0.1
2.1
-0.7
2.0
2.7
3.6
-0.4
2.2
1.2
1.7
5.9
6.1
-6.1
1.7
1.6
1.4
-2.6
1.3
0.5
2.5
-1.3
1.2
-1.1
-0.3
Total nonfarm
Trade, transportation, and utilities
Educational and health services
Professional and business services
Government
Natural resources and mining
Construction
Leisure & hospitality
Manufacturing
Other services
Financial activities
Information

East Texas Economic Profile
▪ Houston’s annual
construction
employment grew by
1.7%, compared to a
6.1% decline
nationally.
▪ Manufacturing
employment grew by
1.3%, compared to a
national 2.6%
decline.
Source: US Bureau of Labor Statistics
Houston MSA Employment Growth vs. US

Percent change
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-1.7
-0.9
-0.7
-0.3
-0.1
0.0
0.1
0.2
0.7
0.8
0.8
2.0
2.1
Detroit
Los Angeles
Miami
San Francisco
United States
Chicago
Philadelphia
New York
Atlanta
Boston
Washington
Dallas
Houston

East Texas Economic Profile
▪ Of the 12 largest
MSAs in the country,
Houston’s MSA
ranked #1 in job
growth at 2.1%.
▪ Bolstering the East
Texas region, Dallas
followed closely at
2.0% employment
growth.
Source: US Bureau of Labor Statistics
Top 12 National MSA Employment Growth

Unemployment Rates
Market MSAs
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Louisiana
4.6
3.5
4.3
3.5
3.7
Baton Rouge
4.5
3.4
4.2
3.4
3.6
Houma
3.4
2.5
3.2
2.5
2.7
Lafayette
3.4
2.6
3.2
2.6
2.8
Lake Charles
4.8
3.6
4.2
3.3
3.6
Texas
4.6
4.3
4.2
3.9
4.3
Beaumont
6.2
5.5
5.4
5.0
5.6
College Station
3.8
3.3
3.3
3.0
3.4
Houston
4.5
4.2
4.1
3.8
4.2
MSA Average
4.4
3.6
3.9
3.4
3.7
Source: US Bureau of Labor Statistics

MidSouth Bancorp
1600%
1400%
1200%
1000%
800%
600%
400%
200%
0%
1994
1996
1998
2000
2002
2004
2006
2008

Historical Stock Performance
▪ Life to Date $1,000 = $12,500
▪ Last 5 Years 89% Return
Stock Performance
 April 1993 - August 2008
Source: Yahoo.Finance.com April 26, 1993 - August 11, 2008

MidSouth Bancorp
Dow Jones
NASDAQ
S&P 500
1600%
1400%
1200%
1000%
800%
600%
400%
200%
0%
1994
1996
1998
2000
2002
2004
2006
2008

Relative Stock Performance
▪ MSL vs. Major Indexes
▪ Life to Date Growth
Stock Performance
 April 1993 - August 2008
Source: Yahoo.Finance.com April 26, 1993 - August 11, 2008

Strategic Focus
• Concentrate heavily on growth markets: Southeast Texas and South Louisiana
• Capital and balance sheet management
• Strengthen infrastructure in regards to operations, human capital and technology
• Enhance middle market strategy and resources
• Preserve customer service focus
• Maximize shareholder value
MidSouth Bancorp

MidSouth Bancorp
P.O. Box 3745 - Lafayette, LA 70502
___________________________________________________________
C.R. “Rusty” Cloutier
President & Chief Executive Officer
cloutier@midsouthbank.com
337-237-8343
J. Eustis Corrigan, Jr.
Senior Executive Vice President and Chief Financial Officer
ecorrigan@midsouthbank.com
337-237-8343